EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of The Genlyte Group, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints Larry K. Powers, William G. Ferko, and Raymond L. Zaccagnini, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2006.

/s/ Zia Eftekhar
Zia Eftekhar Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of The Genlyte Group, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints Larry K. Powers, William G. Ferko, and Raymond L. Zaccagnini, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2006.

/s/ Robert D. Nixon
Robert D. Nixon Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of The Genlyte Group, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints Larry K. Powers, William G. Ferko, and Raymond L. Zaccagnini, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2006.

/s/ John T. Baldwin
John T. Baldwin Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of The Genlyte Group, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints Larry K. Powers, William G. Ferko, and Raymond L. Zaccagnini, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2006.

/s/ William A. Trotman
William A. Trotman Director